Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Paul D. Hamm, the Chief Executive Officer and acting as Chief Financial Officer of Endavo Media and Communications, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Endavo Media and Communications, Inc. on Form 10-QSB for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Endavo Media and Communications, Inc.

Date: November 21, 2005    /s/ Paul D. Hamm
                           ----------------------------------------------------
                           Paul D. Hamm
                           Chief Executive Officer and Chief Financial Officer